© 2018 Chart Industries, Inc. Confidential and Proprietary Chart Industries, Inc. Investor Presentation Exhibit 99.1

© 2018 Chart Industries, Inc. Confidential and Proprietary 2 Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart Industries’ plans, objectives, future orders, revenues, margins, tax rates and tax planning, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by Chart Industries are made based on management's expectations and beliefs concerning future events impacting Chart Industries and are subject to uncertainties and factors relating to Chart Industries’ operations and business environment, all of which are difficult to predict and many of which are beyond Chart Industries’ control, that could cause Chart Industries’ actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart Industries’ actual results to differ materially from those described in the forward-looking statements include the implementation of and realization of benefits under the Tax Cuts and Jobs Act and those other risks and uncertainties found in Item 1A (Risk Factors) in Chart Industries’ most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement. Chart Industries is a leading diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. The majority of Chart Industries' products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart Industries has domestic operations located across the United States and an international presence in Asia, Australia, Europe and Latin America. For more information, visit: http://www.chartindustries.com.

© 2018 Chart Industries, Inc. Confidential and Proprietary 3 Company Overview Healthcare Chart is a leading diversified global manufacturer of highly-engineered equipment, packaged solutions and value-add services for the energy, industrial gas and biomedical industries  Technology leader providing premium equipment to energy and industrial liquid gas supply chain end markets  A leading supplier in all primary markets served  Global footprint for our operations on four continents with approximately 4,400 employees  Balanced expansion in the US and International markets FY 2017 Sales by Segment BioMed 22% Energy & Chemicals 23% Distribution & Storage 55% FY 2017 Sales by Segment Pro Forma Hudson* BioMed 20% Energy, & Chemicals 32% Distribution & Storage 48% * Assumes Hudson Acquisition occurred as of 1 January 2017

Leading Supplier of Mission Critical Equipment

A Energy & Chemicals



- ✓ Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes
- ✓ Provider of integrated systems and aftermarket services for gas processing, LNG and petrochemical applications
- ✓ Technology leader

B BioMed



- ✓ End-to-end provider of respiratory therapy equipment
- ✓ Set the standard for storage of biological materials at low temperatures
- ✓ Reliable, high quality solutions for environmental market applications

C Distribution & Storage



- ✓ Complete portfolio of cryogenic distribution and storage equipment
- ✓ Leading innovator in cryogenic packaged gas and MicroBulk systems
- ✓ Over 20 years of experience in LNG applications

© 2018 Chart Industries, Inc. Confidential and Proprietary
4

GTLS: GAS TO LIQUID SYSTEMS ®

© 2018 Chart Industries, Inc. Confidential and Proprietary 5 23% of Total Chart Sales $211M Backlog at 12/31/17 20% Gross Margin BioMed Broad End-Market Exposure Distribution & Storage Energy & Chemicals Sales b y Indust ry * H ig h li g h ts 10% 35% 55% 5% 8% 7% 22% 58% Healthcare Life Sciences Environ- mental Manufacturing/ Fabrication LNG Food/ Beverage Electronics Healthcare Natural Gas Processing/ Petrochemical 10% 13% 68% 9% Industrial Gas LNG $226M $223M $540M 22% of Total Chart Sales $23M Backlog at 12/31/17 36% Gross Margin 55% of Total Chart Sales $228M Backlog at 12/31/17 27% Gross Margin Sales b y G e o g ra p h y * 75% 41% 49% 53% 4% 30% 26% 22% 9% 17% 19% 16% 4% 2% 8% 12% 6% 7% E&C BioMed D&S Total $226M $223M $540M $989M United States Asia Europe Middle East Rest of World A B C FY 2017 FY 2017 Highlights FY 2017 * FY 2017 as per SEC filings HVAC, power and refining

© 2018 Chart Industries, Inc. Confidential and Proprietary 6  Adds highly-complementary Fans business  Strengthens aftermarket presence  Consistent with core strategy to enhance Air Cooled Heat Exchanger (ACHX) business  Expected to be accretive to growth, margins and EPS  Significant cost synergies  Efficient use of Chart’s strong balance sheet position Product Split* OEM 63% End Market Split* Aftermarket Split* Aftermarket 37% Fans 38% ACHEs 62% Industrial / Other / HVAC 23% Chemical 6% LNG 22% Power 10% Oil & Gas 19% Refining 20% Key Products Chart Product Offerings End Market Mix Axial Flow Fans ACHEs Brazed Aluminum Heat Exchangers Integrated Process Systems Natural Gas Industrial Gas LNG Power HVAC Refining Oil & Gas Petrochemical Expands Industrial Gas Offerings Maximizes LNG Opportunity Hudson Transaction Broadens Offering Denotes Chart offering pre- acquisition * Hudson stand-alone

© 2018 Chart Industries, Inc. Confidential and Proprietary 7 Fourth Quarter 2017 Financial Results $214 $306 Q4 2016 Q4 2017 Sales & Revenue ($USD Million) $306 Earnings Per Share $0.85 Adjusted Earnings per Share1 $0.46 ($0.11) $0.85 Q4 2016 Q4 2017 $0.00 $0.46 Q4 2016 Q4 2017 Q4 Highlights • Sales increase of 43% over the fourth quarter of 2016, 19% excluding Hudson • Reported earnings per diluted share increased $0.96 over the fourth quarter of 2016 • Adjustments Q4 2017 • Restructuring and acquisition related costs • China litigation award • Refinancing debt extinguishment costs • Tax reform benefits • Adjustments Q4 2016 • Restructuring and acquisition related costs 1. Adjusted earnings per share is a non-GAAP measure, see reconciliation to the comparable GAAP measure on page 9. 2017 and 2016 exclude restructuring and acquisition related costs. 2017 excludes China litigation award, debt extinguishment and impact of US tax reform.

Full Year 2017 Financial Results

Sales & Revenue
($USD Million)
$989

Earnings Per Share
$0.89

Adjusted Earnings per Share[1]
$0.96



$859
$989
FY 2016
FY 2017



$0.91
$0.89
FY 2016
FY 2017



$1.17
$0.96
$0.52 2
$0.65 1, 3
FY 2016
FY 2017

Full Year Highlights

- Sales increase of 15% over 2016, with 5% organic growth
- Adjustments Full Year 2017
  - Restructuring and acquisition related costs
  - China litigation award
  - Refinancing debt extinguishment costs
  - Tax reform benefits
- Adjustments Full Year 2016
  - Restructuring and acquisition related costs
  - Asset impairments
  - Flood insurance settlement

1. Adjusted earnings per share is a non-GAAP measure, see reconciliation to the comparable GAAP measure on page 9
2. 2017 excludes restructuring and acquisition costs, China litigation award, debt extinguishment and impact from U.S. tax reform. 2016 excludes asset impairments, flood insurance settlement, and restructuring and acquisition costs.
3. 2016 includes Q3 AirSep insurance settlement of $15.9M, or $0.52 of EPS.
4. 2016 includes ~$38.7 million of benefit from E&C short lead-time replacement sales and contract expiration fees in 2016 which equates to ~$0.84 per share in 2016, as compared to ~$0.12 per share of short-lead time replacement equipment sales in 2017.

© 2018 Chart Industries, Inc. Confidential and Proprietary
8 GTLS: GAS TO LIQUID SYSTEMS ®

Adjusted EPS

	$ millions	Q4 2016	Q4 2017	Change V. PY (Q4)	2016 FY	2017 FY	Change V. PY (FY)
Net Income (Loss)		($3.29)	$26.66	$29.95	$28.23	$28.04	($0.19)
EPS (1)		**($0.11)**	**$0.85**	**$0.96**	**$0.91**	**$0.89**	**($0.02)**
A	*Restructuring and acquisition-related Costs*	0.11	0.11	0.00	0.24	0.57	0.33
B	*Debt Extinguishment*		0.10	0.10		0.10	0.10
C	*China Litigation Award (2)*		0.11	0.11		0.11	0.11
D	*Tax Reform (3)*		(0.71)	(0.71)		(0.71)	(0.71)
E	*Asset Impairments*				0.04		(0.04)
F	*Flood Insurance Settlement*				(0.02)		0.02
Adjusted EPS (4, 5)		**$0.00**	**$0.46**	**$0.46**	**$1.17**	**$0.96**	**($0.21)**
	AirSep Insurance Settlement				(0.52)		0.52
Normalized Adjusted EPS on a Comparable Basis (5, 6)		**($0.00)**	**$0.46**	**$0.46**	**$0.65**	**$0.96**	**$0.31**

(1) 2016 FY includes $0.84 of EPS from short lead-time replacement equipment sales and contract expiration fees in the Energy & Chemicals ("E&C") segment. 2017 includes $0.12 of EPS from short lead-time replacement equipment sales in E&C.
(2) Chinese court ruling over disputed commissions to a former external sales representative.
(3) One-time adjustments related to impact of Tax Reform.
(4) Adjusted EPS (a non-gaap measure) is as reported on a historical basis.
(5) Tax effected adjustments are at normalized statutory quarterly rates.
(6) "Normalized Adjusted EPS on a Comparable Basis" is not recognized under generally accepted accounting principles ("GAAP") and is referred to as a "non-GAAP financial measure" in Regulation G under the Exchange Act. The Company believes this figure is of interest to investors and facilitates useful period-to-period comparisons of the Company's operating results, eliminating the impact of the non-recurring AirSep insurance settlement.

© 2018 Chart Industries, Inc. Confidential and Proprietary

9
GTLS: GAS TO LIQUID SYSTEMS ®

© 2018 Chart Industries, Inc. Confidential and Proprietary 10 2018 Guidance FY 2018 Guidance Sales $1.15B - $1.20B Up 16% – 21% 5-7% organic growth Adjusted EPS $1.65 - $1.90 Up 72% – 98% Inclusive of ~$0.15 of impact from U.S. tax reform Assumes 27% - 29% full year tax rate Capital Expenditures $35M - $45M Flat to 2017 Inclusive of ~$11M for finalization of La Crosse, WI capacity expansion

© 2017 Chart Industries, Inc. Confidential and Proprietary 11 Profitable Growth Focus  Continue facility consolidation efforts to create further operating efficiencies and leverage support functions across the business  Focus on operational excellence and strategic goals for long- term growth when market returns  Invest in additional capacity at our brazed aluminum heat exchanger facility and LNG vehicle tank line expansion in Georgia  Pursue acquisition targets in our core technologies and adjacencies

© 2018 Chart Industries, Inc. Confidential and Proprietary www.ChartIndustries.com 12